EXHIBIT 10.43
DATED 10 NOVEMBER 2009
GYPSUM TRANSPORTATION LIMITED
(as borrower)
-and-
USG CORPORATION
(as guarantor)
-and-
DVB BANK SE
(as lender)
-and-
DVB BANK SE
(as agent)
-and-
DVB BANK SE
(as security trustee)

SECOND SUPPLEMENTAL AGREEMENT TO SECURED
LOAN FACILITY AGREEMENT DATED 21 OCTOBER 2008

STEPHENSON HARWOOD
One, St. Paul’s Churchyard
London EC4M 8SH
Tel: +44 (0)20 7329 4422
Fax: +44 (0)20 7329 7100
Ref: 1313/48-01497

CONTENTS

		Page

1	Interpretation	2

2	Condition	2

3	Representations and Warranties	3

4	Amendments to Loan Agreement	3

5	Amendments to Guarantee	4

6	Confirmation and Undertaking	5

7	Communications, Law and Jurisdiction	6

SCHEDULE 1		7
	The Lenders	7

SCHEDULE 2		8
	Effective Date Confirmation	8

SCHEDULE 3		9
	Form of Compliance Certificate	9

SCHEDULE 4		10
	Form of Compliance Certificate	10

SECOND SUPPLEMENTAL AGREEMENT
Dated: 10 November 2009
BETWEEN:
(1)	GYPSUM TRANSPORTATION LIMITED, a company incorporated according to the law of Bermuda, with registered office at Clarendon House, 2 Church Street, Hamilton HM11, Bermuda (the “Borrower”); and
(2)	USG CORPORATION, a company incorporated according to the law of the state of Delaware whose principal executive office is at 550 West Adams Street, Chicago, Illinois 60661 (the “Guarantor”); and
(3)	the banks listed in Schedule 1, each acting through its office at the address indicated against its name in Schedule 1 (together the “Lenders” and each a “Lender”); and
(4)	DVB BANK SE, with its registered office in Frankfurt and acting as agent through its office at Parklaan 2, 3016BB Rotterdam, The Netherlands (in that capacity the “Agent”); and
(5)	DVB BANK SE, with its registered office in Frankfurt and acting as security trustee through its office at Parklaan 2, 3016BB Rotterdam, The Netherlands (in that capacity the “Security Trustee”).
SUPPLEMENTAL TO a secured loan agreement dated 21 October 2008 (the “Original Loan Agreement”) as amended and supplemented by an amendment no. 1 dated 27 February 2009 (the “First Supplemental Agreement”, and together with the Original Loan Agreement, the “Loan Agreement”) made between the Borrower, the Lenders, the Agent and the Security Trustee on the terms and subject to the conditions of which each of the Lenders agreed to advance to the Borrower its respective Commitment of an aggregate amount not exceeding the total of (i) the lesser of forty million Dollars ($40,000,000) and fifty per cent of the Market Value of Vessel A (in respect of Tranche A) and (ii) the lesser of fifty million dollars ($50,000,000) and fifty per cent of the Market Value of Vessel B (in respect of Tranche B) (together, the “Loan”).
WHEREAS:
(A)	The Lenders, the Borrower and the Guarantor have agreed to vary certain terms of the Loan Agreement and the Guarantee.

(B)	The Lenders, the Borrower and the Guarantor have agreed to amend the Loan Agreement and the Guarantee on the terms and subject to the conditions contained in this Supplemental Agreement.
IT IS AGREED THAT:
1	Interpretation
1.1
In this Supplemental Agreement “Effective Date” means the date on which the Agent confirms to the Borrower and the Guarantor in writing substantially in the form set out in Schedule 2 that the condition referred to in Clause 2.1 has been satisfied, which confirmation the Agent shall be under no obligation to give if either a Potential Event of Default or an Event of Default shall have occurred.

1.2	In this Supplemental Agreement “Finance Parties” means the Agent, the Security Trustee and the Lenders.

1.3	In this Supplemental Agreement “Security Parties” means all parties to this Supplemental Agreement other than the Finance Parties.

1.4
All words and expressions defined in the Loan Agreement shall have the same meaning when used in this Supplemental Agreement unless the context otherwise requires, and clause 1.2 of the Loan Agreement shall apply to the interpretation of this Supplemental Agreement as if it were set out in full.

2	Condition
2.1
As condition for the agreement of the Finance Parties to amend the Loan Agreement and the Guarantee and for the effectiveness of Clauses 4 and 5, the Security Parties shall deliver or cause to be delivered to or to the order of the Agent a certificate from a duly authorised officer of each of the Security Parties confirming that none of the documents delivered to the Agent pursuant to clauses 3.1.1 and 3.1.3 of the Loan Agreement have been amended or modified in any way since the date of their delivery to the Agent, or copies, certified by a duly authorised officer of the Security Party in question as true, complete, accurate and neither amended nor revoked, of any which have been amended or modified.

2.2	All documents and evidence delivered to the Agent pursuant to this Clause shall:

2.2.1	be in form and substance acceptable to the Agent;

2.2.2	be accompanied, if required by the Agent, by translations into the English language, certified in a manner acceptable to the Agent; and

2.2.3	if reasonably required by the Agent, be certified, notarised, legalised, apostilled or attested in a manner acceptable to the Agent.
3	Representations and Warranties

Each of the representations and warranties contained in clause 4, except for clauses 4.1.6 and 4.1.9, of the Loan Agreement and in clause 2, except clauses 2.6, 2.9 and 2.12, of the Guarantee shall be deemed repeated by the Borrower and the Guarantor respectively at the date of this Supplemental Agreement and at the Effective Date, by reference to the facts and circumstances then pertaining, as if references to the Security Documents included this Supplemental Agreement.

4	Amendments to Loan Agreement
4.1	With effect from the Effective Date:
4.1.1	the following definitions shall be deleted from clause 1.1 of the Loan Agreement:

“Borrowings”

“Debt Service”

“EBITDA”

“Market Adjusted Net Worth”

“Value Adjusted Equity”

“Value Adjusted Total Assets”

“Value Adjusted Total Liabilities”

4.1.2
clause 10.2.2 of the Loan Agreement shall be amended with the words “one hundred and twenty five per centum (125%)” being deleted and replaced with “one hundred and thirty three and one third per centum (133 1/3%)”;

4.1.3	clauses 10.3.1, 10.3.2 and 10.3.4 of the Loan Agreement shall be deleted;
4.1.4
the Borrower shall not be required to perform, or enforce the performance of the other party thereto, any of the provisions of that certain COA dated as of January 1, 2008, between the Borrower and United States Gypsum Company; and

4.1.5	schedule 5 of the Loan Agreement shall be deleted and replaced with the form of compliance certificate attached as Schedule 3 to this Supplemental Agreement.
4.2	All other terms and conditions of the Loan Agreement shall remain unaltered and in full force and effect.
5	Amendments to Guarantee
5.1	With effect from the Effective Date:
5.1.1	a new definition of “Cash Reserves” shall be added to clause 1.1 of the Guarantee that shall read:

““Cash Reserves” means the aggregate amount of cash and cash equivalents set forth on the Guarantor’s consolidated balance sheet in accordance with generally accepted accounting principles in the United States of America plus the aggregate amount then available for borrowing under the committed credit lines of the Guarantor and its consolidated subsidiaries.”

5.1.2	a new definition of “Liquidity” shall be added to clause 1.1 of the Guarantee that shall read:
““Liquidity” means the sum of Cash Reserves and Marketable Securities.
5.1.3	a new definition of “Marketable Securities” shall be added to clause 1.1 of the Guarantee that shall read:
““Marketable Securities” means the aggregate amount of marketable securities set forth on the Guarantor’s consolidated balance sheet in accordance with generally accepted accounting principles in the United States of America.”
5.1.4	a new clause 8.3 shall be added to the Guarantee that shall read:
“8.3	The Guarantor covenants that, throughout the Facility Period, its Liquidity will be at all times at least one hundred and seventy five million Dollars ($175,000,000).”
5.1.5	a new clause 9.4 shall be added to the Guarantee that shall read:
“9.4	on a semi annual basis, a compliance certificate substantially in the form of Schedule 1, duly signed by an officer of the Guarantor, evidencing compliance with the covenant contained in Clause 8.3.”
5.1.6	a schedule 1 shall be added to the Guarantee that shall be in the form attached as Schedule 4 to this Supplemental Agreement.
5.2	All other terms and conditions of the Guarantee shall remain unaltered and in full force and effect.
6	Confirmation and Undertaking
6.1
Each of the Security Parties confirms that all of its respective obligations under or pursuant to each of the Security Documents to which it is a party remain in full force and effect, despite the amendments to the Loan Agreement made in the First Supplemental Agreement and in this Supplemental Agreement, as if all references in any of the Security Documents to the Loan Agreement were references to the Loan Agreement as amended and supplemented by the First Supplemental Agreement and this Supplemental Agreement.

6.2
The definition of any term defined in any of the Security Documents shall, to the extent necessary, be modified to reflect the amendments to the Loan Agreement made in or pursuant to the First Supplemental Agreement and this Supplemental Agreement.

7	Communications, Law and Jurisdiction

The provisions of clauses 16 and 19 of the Loan Agreement shall apply to this Supplemental Agreement as if they were set out in full and as if references to the Loan Agreement were references to this Supplemental Agreement and references to the Borrower were references to the Security Parties.

SCHEDULE 1
The Lenders
Names
DVB Bank SE
Parklaan 2
3016BB Rotterdam
The Netherlands
Fax no: +31 10 436 2957
Attn: Doina van Tooren-Rotari

SCHEDULE 2
Effective Date Confirmation

To:	Gypsum Transportation Limited Clarendon House 2 Church Street Hamilton HM11 Bermuda

To:	USG Corporation 550 West Adams Street Chicago Illinois 60661
We, DVB Bank SE, refer to the second supplemental agreement dated                                          2009 (the “Supplemental Agreement”) relating to a secured loan agreement dated 21 October 2008 as amended and supplemented by amendment no. 1 dated 27 February 2009 and as further amended and supplemented by the Supplemental Agreement (the “Loan Agreement”) made between Gypsum Transportation Limited as the Borrower, the banks listed in it as the Lenders, ourselves as the Agent and ourselves as the Security Trustee in respect of a loan to you from the Lenders of up to $90,000,000.
We hereby confirm that the condition precedent referred to in Clause 2.1 of the Supplemental Agreement has been satisfied. In accordance with Clauses 1.1, 4 and 5 of the Supplemental Agreement, the Effective Date is the date of this confirmation and the amendments to the Loan Agreement and the Guarantee are now effective.

Dated:	2009

Signed:
For and on behalf of
DVB BANK SE

SCHEDULE 3
Form of Compliance Certificate
To:	DVB Bank SE (as agent and security trustee)
Dear Sirs
We refer to the loan agreement dated 21 October 2008 (as amended and supplemented from time to time the “Agreement”) made between (inter alia) yourselves and ourselves. Words and expressions defined in the Agreement shall bear the same meanings when used herein.
We hereby certify, as at [           ], that
1.	Our Cash Reserves are [ ].

2.	The current Valuations of the Vessels show an aggregate value of [ ].
As such, we are in compliance with each of the covenants set out in Clause 10.2.2 and 10.3 of the Agreement.
We further confirm that the charters or contracts of affreightment under which the Vessels operate, which are of twelve months duration or more, are as follows:-
[Brief details to be inserted]
Yours faithfully
For and on behalf of
Gypsum Transportation Limited

SCHEDULE 4
Form of Compliance Certificate
To:	DVB Bank SE (as agent and security trustee)
Dear Sirs
We refer to the guarantee dated 21 October 2008 (the “Guarantee”) made between yourselves and ourselves. Words and expressions defined in the Guarantee shall bear the same meanings when used herein.
We hereby certify, as at [           ], that
1.	Our Cash Reserves are [ ];
Our Marketable Securities are [ ]; and our
Liquidity is therefore [ ].
As such, we are in compliance with the covenant set out in Clause 8.3 of the Guarantee.
Yours faithfully
For and on behalf of
USG Corporation

IN WITNESS of which the parties to this Supplemental Agreement have executed this Supplemental Agreement as a deed the day and year first before written.

SIGNED SEALED and DELIVERED as	)
a DEED by	)
GYPSUM TRANSPORTATION LIMITED	)
acting by Michael Ensminger	)	/s/ Michael Ensminger
)
its duly authorised Attorney	)
)
in the presence of: Daniel Gordon	)	/s/ Daniel Gordon

SIGNED SEALED and DELIVERED as	)
a DEED by	)
USG CORPORATION	)
acting by Karen L. Leets	) )	/s/ Karen L. Leets
its duly authorised Vice President & Treasurer	)
)
in the presence of: Ellis A. Regenbogen	)	/s/ Ellis A. Regenbogen

SIGNED SEALED and DELIVERED as	)
a DEED by	)
DVB BANK SE (as a Lender))
acting by Doina van Tooren Rotari	)	/s/ Doina van Tooren Rotari
)
its duly authorised	)
)
in the presence of: Petro Zynber	)	/s/ Petro Zynber

SIGNED SEALED and DELIVERED as	)
a DEED by	)
DVB BANK SE (as Agent))
acting by Doina van Tooren Rotari	)	/s/ Doina van Tooren Rotari
)
its duly authorised	)
)
in the presence of: Petro Zynber	)	/s/ Petro Zynber

SIGNED SEALED and DELIVERED as	)
a DEED by	)
DVB BANK SE (as Security Trustee))
acting by Doina van Tooren Rotari	)	/s/ Doina van Tooren Rotari
)
its duly authorised	)
)
in the presence of: Petro Zynber	)	/s/ Petro Zynber